EXHIBIT A


BORROWING BASE CERTIFICATE         (Dollars are stated in thousands)

To:      Wells Fargo Bank, National Association

Date:    ------------------------------

Subject: BORROWING BASE CERTIFICATE for Hauser Inc. ("Hauser") and its
         subsidiaries:
Hauser Technical Services, Inc. ("HTS"), ZetaPharm, Inc. ("ZETA"), Wilcox Natural Products, Inc. ("WILCOX"), and Botanicals International Extracts, Inc. ("EXTRACTS") (collectively, "Co-Borrowers")

In accordance with our Credit Agreement as of June 11, 1999, with subsequent amendments (the "Credit Agreement"), set forth below is the calculation of the Borrowing Base and Availability as of -----------------------------(the "Reporting Date"). Unless defined herein, all capitalized terms used in this certificate have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all amounts are as of the Reporting Date.


                                                                                              CONSOLIDATED
                                                                                              CO-BORROWERS
                                                HTS      ZETA      WILCOX     EXTRACTS        GRAND TOTAL
                                                -----------------------------------------------------------
A.   ACCOUNTS RECEIVABLE ("A/R")
          1.


               Reconciliation from last month (a)
               Previous aged trial balance as of
               ------------------

          (b)  add: gross A/R sales per sales
               journal: less: credit memos to A/R

          (c)  Deduct: cash receipts per cash
               receipts journal Cash discounts

          (d)  Sub-Total

          (e)  Journal entries debits (refund &
               other) Credits: (writeoffs & other)

          (f)  Sub-Total (control balance as of
               --------------------

          (g)  A/R Balance on general ledger
               (explain any difference)

          (H)  TOTAL ACCOUNTS RECEIVABLE (THE
               LESSER OF F AND G ABOVE)

          (I)  LESS: NUTRACO

          (J)  NET A/R SUBJECT TO 80% BORROWING
               LIMITATION

                                                                                              CONSOLIDATED
                                                                                              CO-BORROWERS
                                                HTS      ZETA      WILCOX     EXTRACTS        GRAND TOTAL
                                                -----------------------------------------------------------


          2.   EXCLUSIONS FROM ACCOUNTS RECEIVABLE
          (a)  that portion of A/R not yet
               earned by the final delivery of
               goods or rendition of services

          (b)  A/R subject to contingencies

          (c)  A/R not providing for payment in
               full within 120 daysOf shipment
               date

          (d)  A/R over 60 days past due

          (e)  A/R owned by a shareholder,
               subsidiary, affiliate, officer Or
               employee of Hauser

          (f)  A/R in the form of progress
               billings

          (g)  A/R owed by an account debtor that
               is insolvent, the subject of
               bankruptcy proceedings or has gone
               out of business.

          (h)  A/R not subject to a duly perfected
               first priority security interest In
               favor of the Bank or which are
               subject to any lien security
               Interest or claim in favor of any
               person other than the Bank

          (i)  that portion of A/R that
               constitutes finance charges,
               service charges or excise taxes


          (j)  that portion of A/R payable in a
               currency other than US Dollars

          (k)  that portion of A/R due and
               collectible outside the United
               States

          (l)  A/R owing from account debtor
               outside of the U.S. except for The
               following Canadian provinces
               (British Columbia, Alberta,
               Saskachewan, Manitoba, Ontario and
               Yukon).

          (m)  that portion of A/R, or portions
               thereof, otherwise deemed
               uncollectible for any reason by the
               Bank

          (n)  that amount exceeding 25% of total
               A/R outstanding from one account
               debtor.

          (o)  A/R owing from U.S. or governmental
               agency or entity

          (p)  A/R owing from an account debtor
               whom Hauser is or may Be liable for
               goods purchased from such account
               debtor

          (q)  credits over 60 days past due

          (r)  excessive delinquency (amount
               over 60 days past due
               represents more than 20% of
               total)

          (s)  total ineligibles (sum of line
               2 (a) through 2(R)



          3.   TOTAL ELIGIBLE RECEIVABLES
               (LINE 1(J) LESS LINE 2(S))

                                                                                              CONSOLIDATED
                                                                                              CO-BORROWERS
                                                HTS      ZETA      WILCOX     EXTRACTS        GRAND TOTAL
                                                -----------------------------------------------------------

B.        INVENTORY

          4.   Total Inventory

          5.   Exclusions from Inventory

          (a)  work-in-progress

          (b)  in-transit, not under a letter of
               credit, or not an approved site, on
               consignment or subject to any
               bailment

          (c)  proprietary software

          (d)  damaged, inventory in Hauser's
               stock for greater than 18 months,
               obsolete, returned, defective,
               recalled or unfit for further
               processing or not currently
               saleable in the normal course of
               Hauser's operations

          (e)  perishable or live

          (f)  returned, has attempted to return,
               is in the process of returning or
               intends to return to the vendor
               thereof

          (g)  not subject to a duly perfected
               first priority security interest in
               favor of the Bank or which are
               subject to any lien security
               interest or claim in favor of any
               person other than the Bank

          (h)  sample inventory, demonstration
               inventory, or packaging materials

          (i)  otherwise deemed ineligible by the
               Bank in its discretion (Potentially
               obsolete as reviewed by Hauser)

          (j)  total ineligibles (sum of line 5(a)
               through line 5(i))




C.        REAL ESTATE
                                                                                              CONSOLIDATED
                                                                                              CO-BORROWERS
                                                HTS      ZETA      WILCOX     EXTRACTS        GRAND TOTAL
                                                -----------------------------------------------------------

          (a)  Eligible Improved Real Estate
          (b)  Eligible Land



SUMMARY BORROWING BASE CERTIFICATE

                                                                                              CONSOLIDATED
                                                                                              CO-BORROWERS
                                                HTS      ZETA      WILCOX     EXTRACTS        GRAND TOTAL
                                                -----------------------------------------------------------

Reference:  Exhibit A: Borrowing Base
Certificate - Worksheet For the month of:
--------------------

          1.   Total Accounts Receivable (from
               line 1h)

          2.   Total Ineligible A/R (from line 2s)

          3.   TOTAL ELIGIBLE RECEIVABLES (line 1
               minus line 2)

          4.   Total Inventory (from line 4)

          5.   Total Ineligible Inventory (from
               line 5i)

          6.   TOTAL ELIGIBLE INVENTORY (line 4
               minus line 5)

          7.   Borrowing Base:

          a.   80% of Eligible Receivables (.80% x
               line 3)

          b.   90% of Eligible Nutraco A/R

          c.   50% of Eligible Inventory (.5 x
               line 6) subject to $9 million cap

          d.   75% of Eligible Improved Real
               Estate (line C-a)

          e.   50% of Eligible Land (line C-b)

          TOTAL AVAILABILITY

          Additional availability for Hauser

          8    a. Outstanding loan balance

          b.   Outstanding letter of credit
               balance

          c.   TOTAL OUTSTANDINGS



          9    Available Credit/Payment Required
               (total availability less total
               outstanding)

               Borrowers represent and warrant
               that this Borrowing Base
               Certificate is a true and correct
               statement regarding the status of
               the matters set forth herein.
               Borrowers further represent and
               warrant that no Default of Event of
               Default has occurred and is
               continuing. Borrowers acknowledge
               that any advances made to Borrowers
               under the Credit Agreement will be
               based upon the Lender's reliance on
               the information contained herein.


               Hauser, Inc.


               By_______________________________